Filed pursuant to Rule 424(b)(3)
                                             Reg Nos. 333-72335 and 333-72335-01

PROSPECTUS SUPPLEMENT NO. 14
(To Prospectus dated June 7, 1999)

NTL Communications Corp.
7% Convertible Subordinated Notes Due 2008
(NTL Incorporated shares of common stock)

     This Prospectus Supplement No. 14 supplements and amends the Prospectus dated June 7, 1999, as amended and supplemented by the Prospectus Supplements dated July 7, 1999, August 10, 1999, October 5, 1999, November 22, 1999, December 2, 1999, December 13, 1999, December 21, 1999, January 4, 2000, February 2, 2000, February 8, 2000, February 17, 2000, March 6, 2000 and March 21, 2000(the "Prospectus"), relating to the 7% Convertible Subordinated Notes Due 2008 (the "Convertible Notes") of NTL Communications Corp. and the shares of NTL Incorporated's common stock, par value $.01 per share ("Common Stock"), issuable upon conversion of the Convertible Notes.

     The table on pages 75 through 80 of the Prospectus sets forth information with respect to the Selling Securityholders (as defined in the Prospectus) and the respective amounts of Convertible Notes beneficially owned by each Selling Securityholder that may be offered pursuant to the Prospectus (as supplemented and amended). This Prospectus Supplement amends that table by replacing the principal amounts for Goldman, Sachs & Co. and Merrill Lynch Pierce Fenner & Smith Inc. with the corresponding items set forth below.


                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR        TO BE
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL    REGISTERED BY
   SELLING SECURITY HOLDERS                                              OFFERED          NOTES         OFFERING     THE PROSPECTUS
   ------------------------                                          ----------------   -----------   ------------   --------------
1. Goldman, Sachs & Co.                                                 1,405,000            *             none              35,842
2. Merrill Lynch Pierce Fenner & Smith Inc.                             1,647,000            *             none              42,015


     The Prospectus, together with this Prospectus Supplement No. 14 constitutes the prospectus required to be delivered by Section 5(b) of the Securities Act of 1933, as amended, with respect to offers and sales of the Convertible Notes and the Common Stock issuable upon conversion of the Convertible Notes.

     Prospective investors should carefully consider matters discussed under the caption "Risk Factors" beginning on page 10 of the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this Prospectus Supplement No. 14 is April 19, 2000.

                             SELLING SECURITYHOLDERS

     The following table sets forth, as of April 19, 2000, the respective principal amount of convertible notes beneficially owned and offered hereby by each selling securityholder, the common stock owned by each selling securityholder prior to the Original Offering (as defined in the Prospectus) and the common stock issuable upon conversion of such convertible notes, which may be sold from time to time by such selling securityholder pursuant to the Prospectus. Such information has been obtained from the selling securityholders.



                                                                     PRINCIPAL AMOUNT
                                                                       AT MATURITY       PERCENT
                                                                      OF DEBENTURES      OF TOTAL     COMMON STOCK   COMMON STOCK TO
                                                                      BENEFICIALLY      OUTSTANDING   OWNED PRIOR     BE REGISTERED
                                                                        OWNED AND       CONVERTIBLE   TO ORIGINAL        BY THE
SELLING SECURITY HOLDERS                                                 OFFERED          NOTES         OFFERING     PROSPECTUS (1)
------------------------                                             ----------------   -----------   ------------   ---------------
Aim High Yield Fund                                                  $  5,000,000            *             none             127,551
Aim High Yield II Fund                                                     30,000            *             none                 765
Albert Luce, Jr.                                                          140,000            *           62,500               3,571
Alexandra Global Investment Fund I LTD                                  2,000,000            *             none              51,020
Allegheny Teledyne Inc. Pension Plan                                      700,000            *             none              17,857
Alpine Associates                                                       4,750,000            *             none             121,173
Alpine Partners, L.P.                                                     500,000            *             none              12,755
Alsam Foundation                                                          150,000            *            8,770               3,827
Alscott Investments, LLC                                                2,200,000            *             none              56,122
Alta Partners Holdings, LDC                                             1,500,000            *             none              38,265
American Stores                                                           900,000            *           26,491              22,959
Argent Convertible Arbitrage Fund Ltd.                                  2,500,000            *             none              63,776
Argent Classic Convertible Arbitrage Fund L.P.                          5,650,000            *             none             144,133
Argent Classic Convertible Arbitrage Fund (Bermuda) L.P.               16,350,000           2.73           none             417,092
Aristeia International Ltd.                                             1,749,000            *             none              44,617
Aristeia Trading, LLC                                                   1,251,000            *             none              31,913
Arkansas Teachers Retirement                                            1,757,000            *             none              44,821
Armand Von Ernst & CEAG                                                   125,000            *             none               3,189
Aspen Partner's                                                           300,000            *            5,156               7,653
Associated Jewish Charities of Baltimore                                  250,000            *           16,391               6,378
Atlas Strategic Income Fund                                               100,000            *             none               2,551
AXP Bond Fund Inc.                                                        880,000            *             none              22,449
AXP Variable Portfolio-Bond Fund                                          340,000            *             none               8,673
AXP Variable Portfolio-Managed Fund                                       480,000            *        5,976,563              12,245
BancBoston Robertson Stephens                                             500,000            *             none              12,755
Bancroft Convertible Fund, Inc.                                         1,750,000            *             none              44,643
Bankers Trust Trustee For Chrysler Corp.
  Emp #1 Pension Plan dated 4/1/89                                      1,630,000            *             none              41,582
Baptist Health of South Florida                                           160,000            *             none               4,082
Bear Stearns & co Inc.                                                  1,410,000            *             none              35,969
Bill W. Mintz TTEE Revocable Trust                                        200,000            *             none               5,102
Blue Cross Blue Shield of Michigan Retirement Income                    1,110,000            *           67,545              28,316
BNP Arbitrage SNC                                                       2,500,000            *           25,469              63,776
Boston Museum of Fine Arts                                                113,000            *             none               2,883
Boulder II Limited                                                      1,220,000            *             none              31,122
Boulder Management, Inc.                                                3,895,040            *             none              99,363
Brown Family Trust A                                                      100,000            *            5,720               2,551
Brown University                                                        1,500,000            *           98,181              38,265
BTC Partners LLP                                                          130,000            *           62,500               3,316
The California Endowment                                                1,250,000            *           51,563              31,888
California Healthcare Foundation                                          600,000            *           35,599              15,306
Caregroup Pension Plan                                                     45,000            *           18,750               1,148
Catholic Healthcare West Funded Depreciation                              335,000            *           48,125               8,546
Catholic Healthcare West Retirement                                       335,000            *           15,000               8,546
Catholic Healthcare West Self Insurance                                   125,000            *            5,156               3,189
Catholic Healthcare West Workers Compensation                              90,000            *            3,750               2,296

CBBB Cotenancy                                                            220,000            *           12,405               5,612
Chase Manhattan NA Trustee For IBM Retirement Plan dated 12/18/45       2,772,000            *             none              70,714
Cheyne Walk Trust                                                         725,000            *           28,760              18,495
Christine Russell Revocable Trust                                         500,000            *           19,629              12,755
CIBC Wood Grundy International Equity Arbitrage Corp.                   3,500,000            *             none              89,286
Citibank, et al Employees Retirement Plan                               2,070,000            *          792,188              52,806
Clorox Co. Employee Benefits                                              400,000            *           25,860              10,204
Colgate-Palmolive Company Retirement Trust                                800,000            *             none              20,408
Conseco Direct Life                                                       700,000            *             none              17,857
Corlon Associates I                                                       400,000            *           17,068              10,204
Corlon Co. Foundation                                                     110,000            *            4,499               2,806
Cowles Investment Partnership                                             180,000            *           10,510               4,592
CPR (USA) Inc.                                                            275,000            *             none               7,015
Credit Suisse First Boston Corporation                                    250,000            *             none               6,378
Deeprock & Co.                                                          1,000,000            *             none              25,510
D.E. Shaw & Co.                                                         1,000,000            *             none              25,510
Deutsche Bank Securities Inc.                                          38,730,000           6.46           none             988,010
Discovery Group of Funds                                                  190,000            *           10,683               4,847
Donald G. Linber & Joyce Linber, jnt                                       27,000            *            1,541                 689
Donaldson, Lufkin & Jenrette Securities Corp.                          25,545,000           4.26           none             651,658
Duckbill & Co.                                                          1,000,000            *             none              25,510
Duke University Employees Retirement Plan                                 160,000            *           70,313               4,082
Duke University Long Term Pool                                            780,000            *          328,125              19,898
Dunham & Associates Ser III                                               110,000            *             none               2,806
East Bay Community Foundation                                             230,000            *             none               5,867
East Oakland Youth Development Fund                                       160,000            *            7,920               4,082
Ellsworth Convertible Growth and Income Fund, Inc.                      1,250,000            *             none              31,888
Engineers Joint Pension Fund                                              303,000            *             none               7,730
Erin Partners Two                                                          65,000            *            3,639               1,658
Fidelity Fixed-Income Trust: Fidelity High Income Fund                 17,020,000           2.84           none             434,184
Fidelity Summer Street Trust: Fidelity Capital & Income Fund            3,000,000            *             none              76,531
Fidelity Management Trust Company on
  behalf of accounts managed by it                                      2,980,000            *             none              76,020
Forest Performance Fund LP                                                165,000            *             none               4,209
Forest Alternative Strategies Fund II LP Series A-5M                      240,000            *             none               6,122
Forest Alternative Strategies Fund II LP Series A-5T                      780,000            *             none              19,898
Forest Fulcrum Fund LP                                                  7,700,000           1.28           none             196,429
Forest Global Convertible Fund Series A-5                               9,700,000           1.62           none             247,449
Forest Global Convertible Fund Series B-1                                  65,000            *             none               1,658
Franklin & Marshall College                                               127,000            *             none               3,240

The Gabelli Global Convertible Securities Fund                            145,000            *             none               3,699
General Electric Pension Trust                                          1,000,000            *        1,367,188              25,510
General Motors Welfare Benefit Trust                                    1,000,000            *             none              25,510
Geo-Volor Ltd.                                                            500,000            *           35,080              12,755
The Georgia International Fund Ltd.                                       200,000            *           99,433               5,102
Georgia Partners                                                       20,000,000           3.34        848,810             510,204
Glaxo Wellcome Benefits Plan                                              450,000            *          393,750              11,480
Glaxo Wellcome Cash Balance Plan                                          450,000            *           32,500              11,480
Global Bermuda Limited Partnership                                      1,500,000            *           34,766              38,265
Golden Rule Insurance Company                                           1,600,000            *             none              40,816
Goldman, Sachs & Co.                                                    1,405,000            *             none              35,842
GranGem 23 41 LLC                                                         250,000            *             none               6,378
Greyhound Lines                                                            50,000            *             none               1,276
Greyhound Lines Inc. Amalgamated CNCL Retirement & Disability
TR Imperial TR c/o Forest Investment Management LLC                        70,000            *             none               1,786
Guide Dogs for the Blind                                                  500,000            *           18,118              12,755
HBK Cayman L.P.                                                         4,944,000            *             none             126,122
HBK Offshore Fund Ltd.                                                  9,356,000           1.56      7,617,188             238,673
Henry J. Kaiser Family Foundation                                         550,000            *           20,681              14,031
Hign Bridge Capital Corporation                                        10,000,000           1.67           none             255,102
Horowitz Limited Partnership I                                            150,000            *            8,451               3,827
H&S Partners I, L.P.                                                   20,000,000           3.34           none             510,204
The Income Fund of America, Inc.                                       50,000,000           8.34           none           1,275,510
Indiana University Foundation                                             650,000            *          482,813              16,582
Jackson Investment Fund Ltd.                                              625,000            *             none              15,944
James Irvine Foundation                                                   900,000            *           55,388              22,959
Janus Aspen Balanced                                                   14,379,000           2.40           none             366,811
Janus Aspen Equity Income                                                 127,000            *             none               3,240
Janus Aspen Growth and Income                                              83,000            *             none               2,117
Janus Aspen High Yield                                                     35,000            *             none                 893
Janus Balanced Fund                                                    28,425,000           4.74           none             725,128
Janus Capital Corporation                                              19,378,000           3.23           none             494,337
Janus Capital Corporation IDEX Balanced Fund                            1,732,000            *             none              44,184
Janus Equity Income Fund                                               10,974,000           1.83           none             279,949
Janus Growth and Income                                                20,332,000           3.39           none             518,673
Janus High Yield                                                        1,000,000            *             none              25,510
JWF Balanced Fund                                                       1,380,000            *             none              35,204
JWF High Yield Bond Fund                                                   35,000            *             none                 893
Jefferies & Company                                                        38,000            *             none                 969
Jeffrey Rymer                                                              35,000            *            1,704                 893

Jicarilla Apache Tribe                                                  2,100,000            *           26,495              53,571
JMB Children's Holding Co.                                                600,000            *          257,813              15,306
JMG Convertible Investments L.P.                                        6,000,000           1.00           none             153,061
John Robert                                                               110,000            *            6,654               2,806
J.P.Morgan & Co. Inc.                                                  12,000,000           2.00         58,541             306,122
Julius Baer Securities                                                    700,000            *             none              17,857
Lakeshore International, Ltd.                                           3,000,000            *           69,454              76,531
Lazard Freres & CIE Paris                                                 700,000            *             none              17,857
LB Series Fund Inc. High Yield Portfolio                                2,500,000            *             none              63,776
LDG Limited                                                               250,000            *             none               6,378
Libertyview Plus Fund                                                     225,000            *             none               5,740
Loomis Sayles & Company, L.P. for Benefit of New England
High Income Bond Fund                                                   1,000,000            *             none              25,510
LLT Limited                                                               880,000            *             none              22,449
Mainstay Convertible Fund                                               4,000,000            *             none             102,041
McMahon Securities Company, L.P.                                        2,715,000            *             none              69,260
Melinda Marfield Trust                                                     35,000            *            1,960                 893
Merrill Lynch Pierce Fenner & Smith Inc.                                1,647,000            *             none              42,015
Metropolitan Museum of Art                                                750,000            *          335,938              19,133
MGBA Investments                                                          100,000            *            6,410               2,551
Michigan State University                                                 400,000            *           19,114              10,204
Milton L. Schwartz Revocable Family Trust                                 110,000            *            6,576               2,806
Monumental Life Insurance Company-(teamsters-camden non-enhanced)       7,000,000           1.17           none             178,571
Morgan Stanley Dean Witter                                              5,500,000            *             none             140,306
Morgan Stanley Dean Witter Convertible Securities Trust                 2,500,000            *             none              63,776
Mount Sinai School of Medicine                                            800,000            *             none              20,408
Museum of Fine Arts, Boston                                                16,000            *             none                 408
National Bank of Canada                                                   900,000            *             none              22,959
NationsBanc Montgomery Securities LLC                                   1,500,000            *             none              38,265
N.B. Giustina Trust                                                       150,000            *           10,566               3,827
New Hampshire Retirement System                                            94,000            *             none               2,398
New York Life Insurance Company                                        10,750,000           1.79           none             274,235
Nicholas Applegate Convertible Fund                                       530,000            *             none              13,520
NMS Services Inc.                                                      10,000,000           1.67           none             255,102
Oak Foundation USA, Inc.                                                  200,000            *          465,313               5,102
Onex Industrial Partners Limited                                        5,540,000            *             none             141,327
Oppenheimer Champion Income Fund                                       11,700,000           1.95           none             298,469
Oppenheimer Strategic Income Fund                                      10,250,000           1.71           none             261,480
Oppenheimer High Yield Fund                                             2,000,000            *             none              51,020
Oppenheimer Strategic Bond Fund                                           400,000            *             none              10,204
Oppenheimer High Income Fund                                            3,550,000            *             none              90,561
Oppenheimer Convertible Securities Fund                                 4,000,000            *             none              102,041

OZ Master Fund, Ltd.                                                    3,000,000            *             none              76,531
OS Ventures                                                               120,000            *            5,636               3,061
Pace Setter 1, L.P.                                                     1,000,000            *             none              25,510
Pacific Life Insurance Company                                            500,000            *             none              12,755
Palladin Securities, LLC                                                  700,000            *             none              17,857
Pebble Capital, Inc.                                                    1,544,960            *             none              39,412
Pell Rudman Trsu Co, NA                                                 1,400,000            *          128,648              35,714
Penn Treaty Network America Insurance Company                             110,000            *             none               2,806
Peoples Benefit Life Insurance Company                                  6,000,000           1.00           none             153,061
Peyton Anderson Foundation                                                260,000            *          101,563               6,633
PGEP III LLC                                                              700,000            *             none              17,857
Physicians Life                                                           166,000            *             none               4,235
Pilgrim Convertible Fund                                                2,610,000            *             none              66,582
PIMCO Convertible Bond Fund                                               300,000            *             none               7,653
Pitney Bowes Retirement Fund                                            6,540,000           1.09           none             166,837
Prime 66 Partners, Inc.                                                50,000,000           8.34      6,851,361           1,275,510
Pro Mutual                                                                 59,000            *             none               1,505
Putnam Convertible Income Growth Trust                                  5,520,000            *             none             140,816
Putnam Convertible Opportunities and Income Trust                          46,000            *             none               1,173
Quattro Offshore Fund Ltd.                                                250,000            *             none               6,378
R2 Investments, LDC                                                     8,500,000           1.42      8,187,500             216,837
Radiology Associates Employee Benefit                                     250,000            *           15,249               6,378
Radiology Group Profit Sharing Plan                                        80,000            *            4,311               2,041
Radiology Medical Group Pension Plan                                       75,000            *            4,066               1,913
Radiology Medical Group P/S San Diego                                      40,000            *           20,313               1,020
Ralco Inc.                                                                200,000            *           13,205               5,102
Ramius, L.P.                                                            1,583,000            *             none              40,383
Ramius Capital Group Holdings, Ltd.                                     1,000,000            *             none              25,510
Ramius Fund, Ltd.                                                       2,375,000            *             none              60,587
RCG Baldwin L.P.                                                          792,000            *             none              20,204
RCM Financial Services LP                                                 350,000            *          179,688               8,929
Ridgeway/Floum Profit Sharing Plan                                        100,000            *            4,579               2,551
Riverside Church                                                          450,000            *           26,781              11,480
Ronald Family Trust A                                                     850,000            *           40,970              21,684
S&J Partners                                                              120,000            *            6,460               3,061
Salomon Brothers Asset Management, Inc.                                29,050,000           4.85           none             741,071
Salomon Smith Barney Inc.                                               1,100,000            *             none              28,061
San Diego City Retirement                                                 839,000            *             none              21,403
San Diego County Convertible                                            2,125,000            *             none              54,209
Sbaggs Family Foundation                                                  110,000            *            4,635               2,806
S.C. Johnson Retirement Plan                                              240,000            *           14,061               6,122
South Fork Partners                                                     4,000,000            *          169,450             102,041

Southern Methodist University                                             240,000            *           12,111               6,122
Southport Management Partners, L.P.                                     1,080,000            *             none              27,551
Southport Partners International, Ltd.                                  2,130,000            *             none              54,337
Southwest Franciscan Missions Inc.                                        150,000            *            8,274               3,827
Speer Leeds & Kellogg                                                   1,000,000            *             none              25,510
Starvest Combined Portfolio                                               375,000            *             none               9,566
State of Maryland Retirement Plan                                       3,500,000            *             none              89,286
State Street Bank Custodian For GE Pension Trust                          861,000            *             none              21,964
Sterling Partners                                                       1,943,000            *           42,410              49,566
Stoel Rives LLP                                                           370,000            *           22,038               9,439
Susquehanna Capital Group                                               2,545,000            *             none              64,923
Tribeca Investments LLC                                                 4,000,000            *             none             102,041
Triton Capital Investments, LTD                                         6,000,000           1.00           none             153,061
Trustees of Hamilton College                                              700,000            *          296,875              17,857
TQA Vantage Plus Fund, Ltd.                                               300,000            *          468,750               7,653
TQA Vantage Fund, Ltd.                                                  3,540,000            *        5,531,250              90,306
TQA Leverage Fund, L.P.                                                 1,610,000            *             none              41,071
Union Bancaire Privee                                                   6,500,000           1.08           none             165,816
University of Oregon                                                      265,000            *           13,350               6,760
University of Rochester                                                    15,000            *             none                 383
University of Washington Endowment Fund                                   370,000            *          156,250               9,439
Van Kampen Harbor Fund                                                  4,300,000            *             none             109,694
Van Kampen Convertible Securities Fund                                    700,000            *             none              17,857
Wake Forest University                                                    598,000            *             none              15,255
Warburg Dillon Read LLC                                                 9,400,000           1.57           none             239,796
Western Cancer Center Medical Group P/S                                    35,000            *           17,188                 893
Zellerbach Family Fund                                                    200,000            *           10,038               5,102



---------------
 *  Less than one percent.

(1) The shares of common stock to be registered hereby are calculated on an "as converted" basis using the conversion rate described on the front cover page of this Prospectus.